ALLIED WORLD
ASSURANCE COMPANY

BERMUDA EUROPE HONG KONG SINGAPORE USA

Investor Presentation 4 th Quarter 2013 Exhibit 99.1

Forward-Looking Statements & Safe Harbor
This presentation contains certain statements, estimates and forecasts with respect to future performance and events.  These statements, estimates and forecasts are "forward-looking statements".  In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as "may,"
“might,” “will," “should,” "expect," “plan,” "intend," "estimate," "anticipate," "believe,” “predict,”
“potential” or "continue" or the negatives thereof or variations thereon or similar terminology.  All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, and may include projections of our future financial performance based on our growth strategies and anticipated trends in our business.  These statements are only predictions based on our current expectations and projections about future events.  There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements.  As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct.  In light of these risks, uncertainties and assumptions, the future performance or events described in the forward-looking statements in this presentation might not occur.  Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements that may be made from time to time.  We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Agenda Executive Summary Operating Segments U.S. Insurance International Insurance Reinsurance Financial Highlights Conclusion Appendix 3

Allied World’s Franchise
Specialty property and casualty insurer and reinsurer with niche businesses and significant geographic reach
Experienced executive management team with a strong risk
management culture
Total return investment philosophy, emphasis on detailed transparency
Conservative approach, excellent capitalization with active capital management
Highly Rated – “A” (Excellent) by A.M. Best, “A” (Strong) by S&P, “A2”
(Good) by Moody’s and
“A+”
(Good) by Fitch
Industry leading results and value creation

Specialty Reinsurance 7%
Property Reinsurance 17%
General Property 9%
Inland Marine 2%
General Casualty 19%
Other 8%
Professional Liability 16%
Healthcare 12%
Casualty Reinsurance 10%

ALLIED WORLD ASSURANCE COMPANY

Niche
specialty insurance and reinsurance
products offered across a global platform
with operations in the U.S., Bermuda,
Canada, Lloyd’s, Europe, Hong Kong and
Singapore
Emphasis on insurance and
casualty lines
with opportunistic
reinsurance and property capabilities
Customer focus
Moving closer to clients
Demonstrated expertise in markets in
which we underwrite
A “go to” market for targeted lines and
industry verticals such as healthcare and
real estate/construction
Allied World – A Niche Mix of Specialty Lines
We are a leading specialty insurance company with a broad range of product offerings, global capabilities and a significant U.S. focus

Total 2013 GPW: $2,739M
66% Insurance / 34% Reinsurance
72% Casualty / 28% Property

2007 GPW: $1,506M
In response to the changing macro economic environment, Allied World has transformed itself since 2007
2013 GPW: $2,739M
Allied World 2007 Allied World Today
Reduced dependence on Bermuda
large account excess business and
expansion in Europe, including launch
of Syndicate 2232 at Lloyd’s
Post the 2008 Darwin acquisition, the
U.S. segment has increased significantly
with focus on small and middle market
account primary and specialty business
Reinsurance segment has a strong U.S.
presence and is growing internationally
Experienced Management: Shifting the Business Focus
International
Insurance
23%
Reinsurance
34%
U.S.
Insurance
43%
International
Insurance
52%
U.S.
Insurance
13%
Reinsurance
35%

Allied World’s Evolution

Purchased
Darwin
Professional
Underwriters
2008
Terminated merger
agreement with
Transatlantic
2011
2012
Launched Lloyd’s
Syndicate 2232
2010
Opened Hong Kong
and Singapore
offices
2009
Swiss
redomestication
Build out of additional U.S. insurance lines,
including Defense Base Act, Surety,
Construction, and Environmental, as well as
Crop Reinsurance
Completed
purchase of
Founders’
interest
2013
Hired over 60
underwriters
Opened Zug
office
Launched Allied
World Financial
Services
Build out of European
platform including
Aviation, Marine and
Primary Casualty
Significant milestones achieved over the past five years have shaped the franchise
Opened Toronto
office

8
Strategy of Hiring Focused, Experienced Leadership
Targeted growth driven by key teams with seasoned experience and a shared culture
Recently Hired Underwriting Teams
(1)
(1)
Senior underwriters are Assistant Vice President level and above.
Underwriting Team
Senior
Underwriters
Average Years
Industry Experience Selected Former Experience
Aviation 3 15 Alterra/Markel
Construction 1 17 AIG
Crop Reinsurance 1 28 Platinum
Defense Base Act 11 15 AIG, ACE
Environmental 6 12 AIG, Tokio Marine
Inland Marine 6 15 Axis, OneBeacon
Marine 2 25 Alterra, CV Starr, AIG
Primary Casualty 3 37 XL Insurance, HCC
Surety 3 10 AIG, American Safety
U.S. M&A 3 12 AIG, Gulf, Banking/Finance Roles

o
We focus on total investment return
as a key driver of book value growth,
of which net investment income is
one component
• All investments categorized as
“trading”, with mark to market
flowing through the income
statement
• Similar treatment of cash and
derivatives
• Senior management incentive
compensation largely focused on
net income
• Emphasis on detailed transparency
o
We currently maintain a short
duration, overweight credit position
in core fixed income
o
We continue to build out the non-
core portfolio in 2013 including
equity investments through Allied
World Financial Services

Investment Strategy
-
Focused on maximizing total return performance via a diversified portfolio
* Prior to the 2009 move from an “available for sale” portfolio to a trading portfolio, which impacts the presentation of returns from the non-core portfolio.
2009 excludes the impact of adopting ASC 320-10-65.
Portfolio
Size ($Bn)
Total Investment Return ($MM)
Book Yield vs. Total Return
7.0%
0.3%
7.7%
6.1%
2.0%
5.5%
2.6%
4.9%
4.8%
4.2%
3.3%
2.5%
2.1%
1.9%
2007 2010 2011 2012 2013
Book yield Total Return
*
2009
*
2008
*
$298
$309
$301
$244
$196
$167
$158
($8)
($273)
$77
$286
$10
$306
$59
$136
($16)
$179
($61)
($46)
($18)
2008 2009 2010 2011 2012 2013
Net investment income Realized gains (losses) Change in unrealized gains (losses)
*                       *                *
$426
$20
$557
$469
$160
$455
$217
$6.3               $6.9        $7.5               $8.0        $8.1                $8.8 $8.4
2007

-
-
-
-
-
-
Active Capital Management Improves Shareholder Value

Diluted book value per
share has more than
doubled since 2008
(In millions, except for per share amounts)
(1)
Excludes $243.8 million syndicated loan that was repaid on February 23, 2009.
(2)
Includes dividends paid in January 2014.
(1)
(1)
(2)
$2,417
$3,213
$3,075
$3,149
$3,326
$3,520
$499
$499 $798
$798
$798
$798
$646
$682
$1,475
$1,658
$1,975
$2,214
$2,916
$3,712
$3,873
$3,947
$4,124
$4,318
$46.05
$59.56
$74.29
$80.11
$92.59
$102.58
2008 2009 2010 2011 2012 2013
Capital Management History
Share Repurchases:
•
$1.9 billion of shares and warrants
repurchased since December 2007
•
$213 million remaining capacity in
share repurchase program as of
January 2014
•
Increased the dividend over 33% in
May 2013 to $0.50 per share
•
$327
(2)
million of common dividends
paid since going public in 2006
•
Financial leverage of 18.5% at
December 2013
Dividends:
Conservative Capital Position:
Accumulated Share and Warrant Repurchases & Dividends
Debt
Shareholders' Equity
Diluted Book Value per Share

Growth in book value per share calculated by taking change in book value per share from December 31, 2008 through
December 31, 2013 adjusted for regular and special dividends. Diluted book value per share used when available.
(1)
Includes dividend of $0.50 per share declared in Q4 2013.
Source: SNL Financial, Company filings

Peer Average = 83.4%
Five Year Growth in Book Value per Share
2009 – 2013
Superior Value Creation
(1)
136.4%
132.6%
114.7%
102.6%
96.7%
95.1%
90.6%
84.2%
75.0%
70.3%
58.7%
56.3%
55.4%
51.5%
Allied World
Arch Markel ProAssurance RLI Axis W.R. Berkley Endurance Hanover HCC OneBeacon Aspen Navigators Argo

Agenda Executive Summary Operating Segments U.S. Insurance International Insurance Reinsurance Financial Highlights Conclusion Appendix 12

U.S. Insurance Segment
- A small and middle-market, U.S.- based specialty franchise with niche product offerings
• Property and casualty insurance for small
and middle-market, non-Fortune 1000
companies
• Industry verticals strategy
o
Focused on servicing products in select
specialty industry classes, including healthcare,
private / non-profit, and public entity /
construction
• Specialty product capabilities
o
Defense Base Act approved underwriter,
surety, primary construction, environmental,
inland marine and M&A capabilities
• 11 branch offices in strategic locations
throughout North America (including
Toronto office)
• Admitted and excess & surplus lines (E&S)
capabilities in all 50 states
• Increased access to attractive small account
primary business
Allied World U.S. Insurance

2013 GPW: $1,163M
Healthcare
20%
Inland Marine
4%
Primary General
Casualty
15%
Programs
8%
D&O Private
6%
D&O Public
7%
E&O
10%
Environmental
3%
Excess General
Casualty
16%
General
Property
8%
M&A
1%
Primary
Construction
2%

Trade Credit 4%
SME 2%
Healthcare 13%
General Casualty 21%
Professional Lines 30%
Aviation 5%
General Property 25%

Allied World International

International Insurance Segment
- A targeted global presence
2013 GPW: $642M
•
Specialty product capabilities:
o
Recently announced entry into aviation,
marine and primary casualty
o
Trade credit and political risk
o
International healthcare
o
Small-to-medium enterprises (SME
Professional)
•
Lloyd’s Syndicate 2232
o
Association with Lloyd’s enhances Allied
World’s brand recognition
o
Increases access to Latin America and
Asia-Pacific region
•
Managing general agent (MGA)
business initiated in targeted areas
•
Offices in Bermuda, Dublin, Hong Kon
London, Singapore and Switzerland
position the company to meet
developing opportunities

North American Property 8%
Global Marine, Aerospace & Crop 15%
Professional Liability 5%
General Casualty 19%
Global Casualty 6%
Specialty 5%
North American CAT 21%
Global CAT 14%
Global Property 7%

•

ALLIED WORLD ASSURANCE COMPANY

Reinsurance Segment
- Flexibility to take advantage of opportunities as they arise
2013 GPW: $934M
Allied World Reinsurance
•
Opportunistic and flexible approach to
respond to dynamic market
opportunities
o
Expansion into newer lines including crop
global marine and global property
catastrophe
o
Strategic partnership with Aeolus Capital
Management
•
U.S. operation has access to U.S.
regional business and strong local
relationships
o
Property reinsurance capabilities that
focus on small and medium account
regional carriers
•
Strategic Bermuda platform
o
Property catastrophe, property per risk,
workers’ compensation catastrophe,
accident & health and specialty casualty
Miami, Singapore and Swiss offices
and Lloyd’s Syndicate 2232 increase
global reach and drive targeted
growth

Agenda Executive Summary Operating Segments U.S. Insurance International Insurance Reinsurance Financial Highlights Conclusion Appendix 16

Operating Results 2009 2010 2011 2012 2013
Underwriting Income $317 $207 $59 $97 $278
Operating Income $538 $398 $184 $203 $364
Net Income $607 $665 $275 $493 $418
Operating Return on Average Equity 20.0% 13.1% 6.0% 6.3% 10.6%
Net Income Return on Average Equity 22.6% 21.9% 8.9% 15.3% 12.2%
Combined Ratio 76.1% 84.9% 95.9% 94.5% 86.2%
Cash Flow from Operations $668 $451 $548 $629 $114
Total Financial Statement Portfolio Return 7.9% 6.1% 2.0% 5.5% 2.6%
Ending Diluted Book Value per Share $59.56 $74.29 $80.11 $92.59 $102.58
Growth in Diluted Book Value per Share 29.3% 24.7% 7.8% 15.6% 10.8%
Allied World has reported consistently strong results despite a competitive landscape, financial turbulence and catastrophe activity

($ in millions, except per share amounts)
Financial Highlights

Expense Ratio Advantage
Note: GAAP expense ratio
*Peer average includes ACGL, AGII, AHL, AXS, ENH, HCC, MKL, NAVG, OB, PRA, RLI, THG and WRB.
Source: SNL Financial, Company filings
Allied World expanded global operations,
including: the build-out of the U.S. platform,
the acquisition of Darwin, the establishment
of a U.S. reinsurance company and the
opening of Lloyd's Syndicate 2232
A 4.2 point
advantage
compared to
peers
22.5%
26.7%
30.2%
32.8%
30.1%
29.4%
30.2%
30.1%
30.4%
32.1%
33.6%
33.7%
34.2%
34.4%
2007 2008 2009 2010 2011 2012 2013
Allied World Peer Average*

Net Premiums Earned Five-year CAGR

ALLIED WORLD ASSURANCE COMPANY

Growth Balanced With Underwriting Profitability
-Consistent performance despite a presence in varied lines of business
Five Year Performance
Average Combined Ratio vs. Growth in Net Premiums Earned
Source: SNL Financial, Company filings
Allied World
Arch
Argo
Aspen
Axis
Endurance
Hanover
HCC
Markel
Navigators
OneBeacon
ProAssurance
RLI W.R. Berkley
(15%)
(5%)
0%
5%
10%
15%
60.0% 65.0% 70.0% 75.0% 80.0% 85.0% 90.0% 95.0% 100.0% 105.0%
5 Year Average Combined Ratio
(10%)

| AY | 2002 | 2003 | 2004 | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 | CY Total |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **CY Original Loss Ratio** | 70.1% | 65.3% | 75.9% | 103.1% | 59.6% | 58.4% | 55.6% | 45.9% | 52.0% | 65.8% | 65.1% | 56.0% | |
| **Prior Year Development** | 0.0% | -4.9% | -5.8% | -3.6% | -8.2% | -10.2% | -24.2% | -18.8% | -23.0% | -17.4% | -9.7% | -9.0% | |
| **AY Original Loss Ratio** | 70.1% | 70.1% | 81.7% | 106.7% | 67.7% | 68.6% | 79.8% | 64.7% | 75.1% | 83.2% | 74.9% | 65.0% | |
| **2002** | | | | | | | | | | | | | |
| **2003** | ($57) | | | | | | | | | | | | ($57) |
| **2004** | (27) | (53) | | | | | | | | | | | (79) |
| **2005** | (8) | (46) | 6 | | | | | | | | | | (49) |
| **2006** | (16) | (43) | (45) | (8) | | | | | | | | | (113) |
| **2007** | 6 | (34) | (77) | (6) | (26) | | | | | | | | (137) |
| **2008** | (9) | (88) | (100) | (74) | (8) | (34) | | | | | | | (313) |
| **2009** | (17) | (57) | (118) | (103) | 12 | 2 | 32 | | | | | | (248) |
| **2010** | 4 | (11) | (57) | (147) | (54) | (25) | (23) | (1) | | | | | (313) |
| **2011** | (0) | (1) | (22) | (90) | (42) | (69) | (22) | (28) | 20 | | | | (254) |
| **2012** | 4 | (4) | (9) | (11) | (82) | (91) | (35) | (8) | 11 | 53 | | | (170) |
| **2013** | 15 | (3) | (12) | (14) | (25) | (48) | (52) | (26) | (38) | 7 | 16 | | (180) |
| **Subsequent Development** | ($104) | ($339) | ($435) | ($452) | ($226) | ($264) | ($99) | ($63) | ($6) | $60 | $16 | | ($1,913) |
| **Loss Ratio Points** | -23.9% | -29.0% | -31.7% | -33.3% | -16.3% | -19.7% | -7.7% | -4.8% | -0.5% | 4.1% | 0.9% | | |
| **AY Developed** | 46.1% | 41.1% | 50.0% | 73.4% | 51.4% | 48.9% | 72.1% | 59.9% | 74.6% | 87.4% | 75.8% | 65.0% | |
| **Cat Losses** | | | 16.3% | 27.8% | | | 9.3% | | 5.8% | 19.0% | 10.2% | | |
| **AY Developed EX Cat Losses** | 46.1% | 41.1% | 33.7% | 45.6% | 51.4% | 48.9% | 62.8% | 59.9% | 68.8% | 68.4% | 65.6% | 65.0% | |
| **Case Incurred through 2013 Q4** | **43.3%** | **34.7%** | **46.3%** | **62.2%** | **41.0%** | **41.7%** | **54.5%** | **36.2%** | **51.4%** | **51.5%** | **41.8%** | **15.5%** | |
| **Remaining IBNR / EP Ratio @ 2013 Q4** | **2.9%** | **6.4%** | **3.7%** | **11.2%** | **10.5%** | **7.1%** | **17.6%** | **23.7%** | **23.2%** | **35.9%** | **34.0%** | **49.5%** | |

(1) Pro-forma including Darwin development since inception.
(2) Case incurred loss ratios by year are not directly comparable to our financial statements as reinsurance case incurred losses shown above are on a treaty year basis.

Historical Loss Ratios Through December 2013 ($MM) (1)
Strong Underwriting Results  since Inception
(2)

$113
$137
$313
$248
$313
$254
$170
$180
2006
2007
2008
2009
2010
2011
2012
2013

• Net reserves about 4.1% above mid-point of
range at December 31, 2013
• $1.9 billion net favorable reserve development
since inception
• 71% of net reserves are IBNR
Net Prior Year Reserve Releases* ($MM)

* Pro-forma including Darwin
development since inception
Prudent Reserving Philosophy
December 31, 2013 Total: $4.5B
Net Loss & LAE Reserve Mix at December 31, 2013
Case
U.S. Insurance
11%
IBNR
International
Insurance
25%
Case
International
Insurance
8%
IBNR
Reinsurance
22%
Case
Reinsurance
10%
IBNR
U.S. Insurance
24%

Allied World – Investment Portfolio Breakout

Core Assets
74.6%
Non-Core Assets
25.4%
Total Investment Portfolio at December 31, 2013: $8,393M
Cash & Cash
Equivalents
8.1%
U.S. Government Securities
16.3%
U.S. Government Agencies
3.7%
Non-U.S. Government
Securities and Agencies
2.3%
State, Municipalities and
Political Subdivisions
2.8%
Mortgage-Backed Securities
12.8%
Corporate Securities
22.6%
Asset-Backed Securities
6.0%
Hedge Funds
6.1%
Floating-rate Bank Loans
3.6%
Private Equity
2.6%
Non-agency High Yield
2.6%
Predominantly AWFS
1.8%
High Yield Loan Fund
0.4%
Equities
8.3%

1.0%
6.7%
0.7%
5.4%
2.9%
-0.9%
1.4%
4.1%
2.7%
-0.1%
2009
2010
2011
2012
2013

4.0%
3.8%
2.6%
2.5%
2.4%
1.8%
1.6%
1.4%
1.3%
0.9%
0.5%
0.3%
-0.2%
NA
RLI
OB
AWH
PRA
AGII
WRB
AXS
ENH
ACGL
THG
AHL
NAVG
HCC
MKL

Investment Portfolio Return – Breakout and Peer Comparison
• We have increased our allocation to investment strategies outside of the core fixed income portfolio
• Portfolio was > 95% core fixed income in 2008 and has moved to a 75/25% core/non-
core split at present
• Returns from the non-core piece have had a disproportionately positive impact on the total investment return
Composition of Allied World Total Investment Return 2013 Full-Year Total Return
(1,2)
Return from Fixed Income Strategy Return from Non-Core Strategy Barclays Customized Benchmark
(3)
(3)
(2) (1)
Full-Year total return from January 2013 – December 2013; NA indicates data not available at time of filing. Source: BlackRock, Company filings
Blend of Barclays Aggregate benchmarks representative of the underlying sectors of our portfolio.
7.7%
6.1%
5.5%
Peer Average =1.9%

Peer Comparisons – Net Income ROE
Source: SNL Financial, Company filings

Five Year Average Quarterly Annualized Net Income ROE
2009 – 2013
Peer Average =
9.7%
15.6%
15.1%
14.0%
13.2%
11.2%
10.8%
10.4%
9.7%
9.6%
8.0%
6.9%
6.7%
5.8%
4.1%
Allied
World
Arch RLI Pro
Assurance
W.R. Berkley HCC OneBeacon Axis Endurance Aspen Navigators Markel Hanover Argo

Agenda Executive Summary Operating Segments U.S. Insurance International Insurance Reinsurance Financial Highlights Conclusion Appendix 25

Conclusion

Strong growth in underwriting income from niche businesses
•
Full-year gross premiums increasing in each operating segment
Historically strong returns
•
Combined ratio compares favorably to peers
•
Expense ratio remains at or below 30%
Solid investment returns
Active capital management
Industry leading value creation
Current valuation is attractive given the company’s historical performance and strong position to capitalize on market opportunities

1.8x
1.5x
1.3x
1.0x
0.8x
0.5x
Price to Diluted Book Value Per Share
OneBeacon
Arch
W.R. Berkley
Markel
HCC
ProAssurance
Navigators
Allied World *
Axis
Hanover
Endurance
Aspen
Argo
30%
50%
70%
90%
110%
130%
150%
Five Year Growth in Diluted Book Value Per Share

Growth in book value per share calculated by taking change in book value per share from December 31, 2008 through December
31, 2013 adjusted for dividends. Diluted book value per share used when available.
RLI not shown on chart (five year growth in book value per share of 97% with price to book value of 2.20X as of February 21, 2014)
* Includes dividend of $0.50 per share declared in Q4 2013.
Five Year Growth in Book Value per Share (through December 2013)
vs.
Price to Book Value @ February 21, 2014

Conclusion
-
Allied World is attractively valued given its demonstrated ability to grow book value

Agenda Executive Summary Operating Segments U.S. Insurance International Insurance Reinsurance Financial Highlights Conclusion Appendix 28

Non-GAAP Financial Measures

In presenting the company's results, management has included and discussed in this presentation certain non generally accepted accounting principles ("non-GAAP")
financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordanc with generally accepted accounting principles ("U.S. GAAP").
"Operating income" is an internal performance measure used in the management of the company’s operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss and other non-recurring items.
The company excludes net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss, and other non-
recurring items from the calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. The company has excluded from operating income the termination fee received from Transatlantic Holdings, Inc. in 2011 as this is a non-recurring item.  In addition to presenting net income determined in accordance with U.S. GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of the company’s financial information to more easily analyze our results of operations and underlying business performance. Operating income should not be viewed as a substitute for U.S. GAAP net income.
The company has included "diluted book value per share" because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns.
"Annualized net income return on average shareholders' equity" ("ROAE") is calculated using average shareholders’ equity, excluding the average after tax unrealized gains (or losses) on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements U.S. GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.
"Annualized operating return on average shareholders' equity" is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses) on investment
Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized net income return on average shareholders' equity explanation above.
See slides 30 – 32 for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable U.S. GAAP measures.

Non-GAAP Financial Measures - Reconciliations
ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED OPERATING INCOME RECONCILIATION
(Expressed in thousands of United States dollars, except share and per share amounts)
Three Months Ended December 31, Year Ended December 31,
2013 2012 2013 2012
Net income (loss) $ 137,907 $ (41,147) $ 417,880 $ 493,007
Add after tax effect of:
Net realized investment (gains) losses (64,027) (15,104) (61,867) (291,139)
Foreign exchange loss 658 860 8,019 783
Operating income (loss) $ 74,538 $ (55,391) $ 364,032 $ 202,651
Weighted average common shares outstanding:
Basic 33,604,985 35,097,043 34,154,905 36,057,145
Diluted 34,376,604 35,097,043 34,955,278 37,069,885
Basic per share data:
Net income (loss) $ 4.10 $ (1.17) $ 12.23 $ 13.67
Add after tax effect of:
Net realized investment (gains) losses (1.91) (0.43) (1.81) (8.07)
Foreign exchange loss 0.02 0.02 0.23 0.02
Operating income (loss) $ 2.21 $ (1.58) $ 10.65 $ 5.62
Diluted per share data:
Net income (loss) $ 4.01 $ (1.17) $ 11.95 $ 13.30
Add after tax effect of:
Net realized investment (gains) losses (1.86) (0.43) (1.77) (7.85)
Foreign exchange loss 0.02 0.02 0.23 0.02
Operating income (loss) $ 2.17 $ (1.58) $ 10.41 $ 5.47

Non-GAAP Financial Measures - Reconciliations

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED ANNUALIZED RETURN ON SHAREHOLDERS' EQUITY RECONCILIATION
(Expressed in thousands of United States dollars, except for percentage information)
Three Months Ended December 31, Year Ended December 31,
2013 2012 2013 2012
Opening shareholders' equity $ 3,443,928 $ 3,435,786 $ 3,326,335 $ 3,149,022
Deduct: accumulated other comprehensive income — (1,385) — (14,484)
Adjusted opening shareholders' equity 3,443,928 3,434,401 3,326,335 3,134,538
Closing shareholders' equity $ 3,519,826 $ 3,326,335 $ 3,519,826 $ 3,326,335
Deduct: accumulated other comprehensive income — — — —
Adjusted closing shareholders' equity 3,519,826 3,326,335 3,519,826 3,326,335
Average shareholders' equity $ 3,481,877 $ 3,380,368 $ 3,423,081 $ 3,230,437
Net income (loss) available to shareholders $ 137,907 $ (41,147) $ 417,880 $ 493,007
Annualized net income (loss) available to shareholders 551,628 (164,588) 417,880 493,007
Annualized return on average shareholders' equity -
net income (loss) available to shareholders
15.8% (4.9)% 12.2% 15.3%
Operating income (loss) available to shareholders $ 74,538 $ (55,391) $ 364,032 $ 202,651
Annualized operating income (loss) available to shareholders 298,152 (221,564) 364,032 202,651
Annualized return on average shareholders' equity -
operating income (loss) available to shareholders
8.6% (6.6)% 10.6% 6.3%

Non-GAAP Financial Measures - Reconciliations

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED DILUTED BOOK VALUE PER SHARE RECONCILIATION
(Expressed in thousands of United States dollars, except share and per share amounts)
As of As of
December 31, December 31,
2013 2012
Price per share at period end $ 112.81 $ 78.80
Total shareholders' equity $ 3,519,826 $ 3,326,335
Basic common shares outstanding 33,417,882 34,797,781
Add: unvested restricted share units 47,899 135,123
Add: performance based equity awards 268,173 485,973
Add: employee share purchase plan 18,532 10,750
Add: dilutive options outstanding 976,104 1,224,607
Weighted average exercise price per share $ 48.22 $ 47.02
Deduct: options bought back via treasury method (417,229) (730,652)
Common shares and common share
equivalents outstanding 34,311,361 35,923,582
Basic book value per common share $ 105.33 $ 95.59
Diluted book value per common share $ 102.58 $ 92.59